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                                  UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                                     0-16715
                             ----------------------
                             Commission File Number

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                               September 13, 1996
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           PHONETEL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                                           34-1462198
   ------------------------                         ---------------------------
   (State of Incorporation)                         (I.R.S. Identification No.)

                               1127 Euclid Avenue
                            650 Statler Office Tower
                           Cleveland, Ohio 44115-1601
               ---------------------------------------------------
               Address and zip code of principal executive offices

                                 (216) 241-2555
                          -----------------------------
                          Registrant's telephone number

                                page 1 of 5 pages


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PART I

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September, 13, 1996, PhoneTel Technologies., Inc. the Registrant (or "Company") completed the acquisition of certain assets of ACI-HDT Supply Company, Amtel Communications Services, Amtel Communications Correctional Facilities, Amtel Communications, Inc. and Amtel Communications Payphones, Inc. (all California corporations and Debtors-in-Possession) collectively referred to as "Amtel" for the purchase of approximately 8,435 telephones, of which 7,335 are installed telephones, for a purchase price consisting of: (i) $7,000,000 in cash; (ii) 2,162,163 shares of the Company's Common Stock, valued at the average of the BID and ASK (as reported by The NASDAQ Stock Market ("NASDAQ") on September 13, 1996, less an unregistered and block discount and for the effects of net dilution of 20% as determined by Key Trust Company of Ohio, N.A. ("Key Trust")) $4,637,840, or $2.15 per share; and (iii) approximately $675,122 in related acquisition expenses; and

On September 16, 1996, the Company completed the acquisition of Payphones of America, Inc. ("POA"), pursuant to which the Company acquired approximately 3,115 installed pay telephones for a purchase price, consisting of: (i) $500,000 in cash; (ii) 166,666 unregistered shares of the Company's Common Stock, valued at the average of the BID and ASK (as reported by NASDAQ on September 16, 1996, less an unregistered and block discount and for the effects of net dilution of 30.5% as determined by Key Trust) $311,665, or $1.87 per share; (iii) assumption of capital lease obligations of $7,750,000; (iv) notes payable to the selling shareholders of POA, $3,634,114; (v) assumption of other debt, $234,890; (vi) two five year non-competition and consulting agreements with two of the selling shareholders, $307,264; and (vii) approximately $166,748 in related acquisition expenses.

The Amtel and POA acquisitions will be recorded as purchases and the differences between the aggregate fair values of the tangibles assets acquired and the total purchase price, $15,865,835, will be recorded as acquired pay telephone location contracts and will be amortized over the estimate average remaining life of the further acquired location contracts (54 months for Amtel's contracts and 72 months for POA's contracts).

ITEM 5.  OTHER EVENTS

CHANGES IN LONG-TERM DEBT

On September 13, 1996, concurrent with the acquisitions of Amtel and POA, Internationale Nederlanden (U.S.) Capital Corporation and Cerberus Partners, L.P. (collectively known as "Lenders") further amended the $37,250,000 Credit Facility the Company entered into on March 15, 1996, wherein the Lenders agreed to increase the total amount available under the Credit Facility to $41,000,000. On September 13, 1996, the Company borrowed an additional $8,776,546 under the amended Credit Facility to complete the Amtel and POA acquisitions, pay related expenses, and other obligations of the Company. There are no additional amounts available under the Credit Facility.

                                page 2 of 5 pages


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired:

     1.   Amtel Communications, Inc. and Combined Companies
          (Debtor-in-Possession)
          Financial Statements for the Six Months ended
          June 30, 1996 and for the Year Ended December 31, 1995

     2.   Amtel Communications, Inc. and Combined Companies
          (Debtor-in-Possession)
          Combined Statements of Revenues and Direct Operating Expenses for the Three Months Ended December 31, 1994

     3.   Payphones of America, Inc. and Subsidiary
          Financial Statements for the Years Ended December 31, 1995 and 1994

     4.   Payphones of America, Inc. and Subsidiary
          Unaudited Financial Statements:

               Consolidated Balance Sheet as of June 30, 1995 and 1996 Consolidated Income Statement for the Six Months Ended June 30, 1995 and 1996
               Consolidated Cash Flow Statement for the Six Months Ended June 30, 1995 and 1996

(b)  Pro Forma financial information:

     1. Introduction to Unaudited Pro Forma Combined Condensed Financial Information

     2.   Amtel Communications, Inc. and Combined Companies
          (Debtor-in-Possession), Payphones of America, Inc. and Subsidiary, and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Balance Sheet at June 30, 1996

     3. Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc. and Subsidiary, International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Statement of Operations for the Six Months Ended June 30, 1996

     4. Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc. and Subsidiary, International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1995

     5. Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc. and Subsidiary, International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Financial Information Footnotes to Financial Information

                                page 3 of 5 pages


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(c)  Other exhibits

     1. Asset Purchase Agreement among PhoneTel Technologies, Inc., an Ohio Corporation As Buyer and ACI-HDT Supply Company, a California corporation, Amtel Communications Services, a California corporation, Amtel Communications Correctional Facilities, a California corporation, Amtel Communication, Inc., a California corporation, Amtel Communications, Inc., a California corporation, Amtel Communications Payphones, Inc., a California corporation, as Seller, dated June 26, 1996, and all amendments thereto

     2. Amended and Restated Share Purchase Agreement among PhoneTel III, Inc., Payphones of America, Inc. and All of the Shareholders of Payphones of America, Inc., dated August 1, 1996, and all amendments thereto

     3. Second Amendment to Credit Agreement dated June __, 1996, among PhoneTel Technologies, Inc. and Internationale Nederlanden (U.S.) Capital Corporation and Cerberus Partners, L.P.

     4. Third Amendment to Credit Agreement dated August 1, 1996, among PhoneTel Technologies, Inc. and Internationale Nederlanden (U.S.) Capital Corporation and Cerberus Partners, L.P.

     5. Fourth Amendment to Credit Agreement dated September 13, 1996, among PhoneTel Technologies, Inc. and Internationale Nederlanden (U.S.) Capital Corporation and Cerberus Partners, L.P.

     6. Fifth Amendment to Credit Agreement dated September 13, 1996, among PhoneTel Technologies, Inc. and Internationale Nederlanden (U.S.) Capital Corporation and Cerberus Partners, L.P.

                                page 4 of 5 pages


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PhoneTel Technologies, Inc.
                                          (Registrant)

Date:    September 27, 1996               By: /s/ Peter G. Graf
                                          ------------------------------
                                          Peter G. Graf
                                          Chairman of the Board and
                                          Chief Executive Officer

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